SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported April 12, 2005)


                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                    333-109614                35-3672336
          --------                    ----------                ----------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                     10281
---------------------------                                        -----
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[x] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

                  On or about April 28, 2005, the Registrant will cause the issuance and sale of approximately $505,000,000.00 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2005-AR2 (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005.

                  In connection with the sale of the Underwritten Certificates, the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral terms sheets (the "Collateral Term Sheets") in written form, which are in the nature of data tables, which Collateral Term Sheets are being filed as an exhibit to this report.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

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Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                       DESCRIPTION
-----------      -----------                       -----------

     1                99           Collateral Term Sheets prepared by Nomura
                                   Securities International, Inc. in connection with Nomura Asset Acceptance Corporation,
                                   Mortgage Pass-Through Certificates, Series
                                   2005-AR2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release
                                   33-7427, October 7, 1997).

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 14, 2005


                                     NOMURA ASSET ACCEPTANCE CORPORATION


                                     BY: /s/ N. Dante LaRocca
                                        -------------------------
                                     Name:  N. Dante LaRocca
                                     Title: Authorized Agent

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                                  EXHIBIT INDEX


              Item 601(a) of       Sequentially
Exhibit       Regulation S-K       Numbered
Number        Exhibit No.          Description                  Page
------        -----------          -----------                  ----

1              99                  Collateral Term Sheets       Filed Manually